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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 15, 2005

                               TELULAR CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      0-23212                 36-3885440
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 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                 File No.)           Identification No.)

              647 N. Lakeview Parkway, Vernon Hills, Illinois 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 247-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFO 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8  -  OTHER EVENTS

ITEM 8.01     OTHER EVENTS

       On August 15, 2005, Telular Corporation issued a press release announcing the details of its business strategy to focus on two distinct but related market segments. This press release is attached hereto as Exhibit 99.1 and is being filed, under item 9 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBITS.

Exhibit No.   Description
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99.1          August 15, 2005, Press Release by Telular Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TELULAR CORPORATION

Dated:  August 15, 2005                         By: /s/ Jeffrey L. Herrmann
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                                                    Jeffrey L. Herrmann
                                                    Executive Vice President,
                                                    Chief Operating Officer and
                                                    Chief Financial Officer

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